UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 North B Street, Suite 2000 San Mateo, CA		94401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HTGC	New York Stock Exchange
6.25% Notes due 2033	HCXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 20, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 19, 2024, the record date for the Annual Meeting, 162,177,712 shares of the Company’s common stock were outstanding and entitled to vote.

The following matters were submitted at the Annual Meeting, including any adjournments thereof, to the stockholders for consideration:

Proposal 1.	Election of three independent directors
Proposal 2.	Advisory vote to approve the Company’s named executive offer compensation
Proposal 3.	Authorization of the Company to sell or issue shares of its common stock at a price below its then-current NAV per share, subject to the conditions set forth in Proposal 3
Proposal 4.	Ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent public accountant for the fiscal year ending December 31, 2024

Pursuant to Article II, Section 5 of the Company’s Bylaws, the chair of the Annual Meeting adjourned the Annual Meeting without opening the polls with respect to Proposal 3. The Annual Meeting will reconvene with respect to Proposal 3 at the same virtual location on August 15, 2024 at 9:00 a.m. Pacific Time.

With respect to the Proposals 1, 2 and 4, stockholders (i) elected each of Gayle Crowell, Thomas J. Fallon and Nikos Theodosopoulos to serve as an Class II independent director until 2027, or until his or her successor is elected and qualified, (ii) on an advisory basis, approved the Company’s named executive officer compensation and (iii) ratified the selection of PwC to serve as the Company’s independent public accountant for the year ending December 31, 2024. Detailed results of each of the held votes are below.

		For	Against	Abstain
Proposal 1*	Gayle Crowell	60,621,744	8,739,348	2,037,987
	Thomas J. Fallon	60,426,092	8,884,287	2,088,700
	Nikos Theodosopoulos	67,717,749	1,244,485	2,436,845

		For	Against	Abstain
Proposal 2		60,966,984	6,573,236	3,858,859

		For	Against	Abstain
Proposal 4		117,365,924	1,772,185	2,571,507

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

June 21, 2024	By:	/s/ Kiersten Zaza Botelho
Kiersten Zaza Botelho Chief Legal Officer